SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

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|_|      Definitive Proxy Statement               the Commission  Only (as
|_|      Definitive Additional Materials          permitted by Rule 14a-6(e)(2))
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ENGLOBAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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         statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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                  --------------------------------------------------------------

(4) Date Filed:
                  --------------------------------------------------------------

                                    ENGLOBAL
                                  CORPORATION

                                 April 30, 2007



Dear Stockholder:

     I am pleased to invite you to the Annual Meeting of Stockholders of ENGlobal Corporation. The meeting will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Thursday, June 14, 2007 at 10:00 a.m., local time.

     At the meeting, you and the other stockholders will be asked to vote on the following:

     o    the election of four Directors to the Board of Directors of ENGlobal;

     o the approval of an amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000; and

     o any other business which properly comes before the meeting or at any adjournment or postponement thereof.

     You will also hear an overview of ENGlobal's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is enclosed with the accompanying Notice of Annual Meeting and Proxy Statement, contains other detailed information about ENGlobal, including its audited financial statements for the year ended December 31, 2006.

     Stockholders are urged to carefully read the accompanying Notice of Annual Meeting and Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 30, 2007.

     We hope you can join us on June 14, 2007. Regardless of whether or not you expect to attend the meeting in person, please read the Proxy Statement and vote as soon as possible. You will be able to vote either via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.

                                               Sincerely,



                                               /s/  William A. Coskey
                                               ---------------------------------
                                               William A. Coskey, P.E.
                                               Chairman of the Board and
                                               Chief Executive Officer

                                    ENGLOBAL
                                   CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date        10:00 a.m., local time, on Thursday, June 14, 2007

Place                Wyndham Greenspoint Hotel
                     12400 Greenspoint Drive
                     Houston, Texas

Items of Business    (1)   To elect four Directors to the Board of Directors of
                           ENGlobal;
                     (2)   To vote on a proposal to approve an amendment to the
                           Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000; and
                     (3)   To consider such other business as may properly come
                           before the meeting.

                    Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and    Any action on the items of business described above may be
Postponements       considered at the Annual Meeting at  the time and on the
                    date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date         You are entitled to notice of, and to vote at, the
                    Annual Meeting only if you were an ENGlobal stockholder as of the close of business on April __, 2007.

Meeting Admission   You are entitled to attend the Annual Meeting only if you
                    were an ENGlobal stockholder as of the close of business on April __, 2007 or hold a valid proxy for the Annual Meeting.
                    You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April __, 2007, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual
                    Meeting.

                    The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. This will ensure the presence of a quorum at the Annual Meeting and that your shares are voted in accordance with your wishes. You will be able to vote either via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled "Questions and Answers - How Can I Vote?" on page 4 of this Proxy Statement and the instructions on the proxy or voting instruction card.

                                          By Order of the Board of Directors,

                                          /s/  Natalie S. Hairston
                                          ------------------------
                                          Natalie S. Hairston
                                          Chief Governance Officer and
                                          Corporate Secretary

                     This notice of Annual Meeting and Proxy
                   Statement and form of proxy are first being
             distributed to stockholders on or about April 30, 2007.

                                    ENGLOBAL
                                  CORPORATION

                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS..................................    i
QUESTIONS AND ANSWERS.....................................................    3
PROPOSAL ONE:  ELECTION OF DIRECTORS......................................    7
         Nominees.........................................................    7
         Recommendation of the Board......................................    8
         Executive Officers...............................................    9
MEETINGS OF THE BOARD AND ITS COMMITTEES..................................   10
         Board of Directors' Meetings.....................................   10
         Audit Committee..................................................   10
         Compensation Committee...........................................   10
         Nominating and Corporate Governance Committee....................   11
CORPORATE GOVERNANCE......................................................   11
         Corporate Code of Conduct........................................   11
         Director Independence............................................   12
         Executive Sessions; Lead Director................................   12
         Consideration of Director Nominees...............................   12
         Communications with the Board....................................   13
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS...................   13
COMPENSATION DISCUSSION AND ANALYSIS .....................................   15
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...................   25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................   25
BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS,
NOMINEES, AND EXECUTIVE OFFICERS..........................................   26
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................   28
PRINCIPAL AUDITOR FEES AND SERVICES.......................................   29
PROPOSAL TWO:  APPROVAL TO AMEND THE COMPANY'S 1998 INCENTIVE PLAN........   30
OTHER MATTERS.............................................................   34
STOCKHOLDER PROPOSALS FOR 2006............................................   34
ADDITIONAL INFORMATION....................................................   35
APPROVAL OF THE BOARD OF DIRECTORS........................................   35
APPENDIX A: AMENDMENT TO THE COMPANY'S 1998 INCENTIVE PLAN................. A-1

                              QUESTIONS AND ANSWERS

Q:    Who is soliciting my proxy?
A: We, the Board of Directors of ENGlobal Corporation ("ENGlobal" or the "Company"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at ENGlobal's 2007 Annual Meeting of Stockholders. Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf by mail, phone, fax or in person.

Q:    Who is paying for this solicitation?
A: ENGlobal will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:    On what am I voting?
A:    The items of business scheduled to be voted at the Annual Meeting are:

          o    the election of William A. Coskey, P.E., Randall B. Hale, David
               W. Gent, P.E., and David C. Roussel to the Board of Directors;
          o a proposal to approve an amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000; and
          o    any other business that properly comes before the Annual Meeting.

      Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the Annual Meeting.

Q:    Who can vote?
A: Record holders of ENGlobal Common Stock as of the close of business on April __, 2007, the record date, are entitled to vote on all items being voted upon at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Stockholder of Record - If your shares are registered directly in your name with ENGlobal's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by ENGlobal. As the stockholder of record, you have the right to grant your voting proxy directly to ENGlobal or to vote in person at the meeting. You may vote by completing and mailing the enclosed proxy card as an alternative to voting in person at the meeting.

      Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote and are also invited to attend the Annual Meeting.

      Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the bank or brokerage firm that holds your shares, giving you the right to vote the shares at the meeting. Your bank or brokerage firm has enclosed or provided voting instructions for you to use in directing the bank or brokerage firm how to vote your shares. Your bank or brokerage firm may also have a process for providing instructions over the phone or via the Internet.

      If you hold your shares through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by the NASD, such as the election of Directors. On non-routine matters, such as approval to amend the Company's 1998 Incentive Plan, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast.

Q:    How can I vote?
A: You may vote your shares either in person or by proxy. Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the bank or brokerage firm that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

         To vote by proxy, you may vote either via the Internet, by telephone or by mailing a completed proxy card. For beneficial holders, instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing ENGlobal's Corporate Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, William A. Coskey, P.E. and Robert W. Raiford, the proxy holders, will vote your shares:

          o    FOR the election of each of the nominees for Director;
          o FOR the approval of the amendment to the Company's 1998 Incentive Plan; and
          o As they determine with respect to any other matters that may properly come before the meeting.

      If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Q:    Can I change my vote?
A: You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to ENGlobal's Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank or brokerage firm, or, if you have obtained a legal proxy from your bank or brokerage firm giving you the right to vote your shares, by attending the meeting and voting in person.

Q:    What constitutes a quorum?
A: On the record date, ENGlobal had ___________ shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) on the record date, or _____________ shares, must be present at the meeting or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:    How are votes counted?
A: In the election of Directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

      For the proposal to approve the amendment to the Company's 1998 Incentive Plan, and any other proposals that properly come before the meeting, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," your shares will be counted for purposes of establishing a quorum, and the abstention will have the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors ("FOR" all of ENGlobal's nominees to the Board, "FOR" the approval of the amendment to the Company's 1998 Incentive Plan, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:    What vote is required to approve each proposal?
A: Proposal One: The four persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected Directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of Directors.

      Proposal Two: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the amendment to the Company's 1998 Incentive Plan.

Q:    Can I vote on other matters?
A: The matters presented at an Annual Meeting are limited to those properly presented by the Board of Directors and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives William A. Coskey, P.E. and Robert W. Raiford, the proxy holders, authority to vote your shares.

Q:    How does the Board of Directors recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, William A. Coskey, P.E. and Robert W. Raiford, the proxy holders, will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR:

          o    the election of the nominated slate of Directors; and
          o the approval of an amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000.

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Q:    What is the deadline for stockholder proposals for next year's Annual
      Meeting?
A: For a stockholder proposal to be considered for inclusion in ENGlobal's proxy statement for the 2008 Annual Meeting, the written proposal must be received by the Secretary of ENGlobal at our principal executive offices no later than January 1, 2008. The proposal will need to comply with Securities and Exchange Commission ("SEC") regulations under Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

      If you intend to present a proposal at our 2008 Annual Meeting, but you do not intend to have it included in our 2008 proxy statement, your proposal must be delivered to the Secretary of ENGlobal no later than December 31 2008.

Q:    Who can help answer my questions?
A: If you have any questions about the Annual Meeting, how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or voting materials, you should contact Natalie Hairston, Chief Governance Officer and Corporate Secretary, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, (281) 878-1000.

Q:    How can I receive future stockholder communications electronically?
A: If you are a record holder, we encourage you to conserve natural resources, as well as significantly reduce the Company's printing and mailing costs, by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Q:    How do I get copies of the exhibits filed with ENGlobal's Form 10-K?
A: A copy of ENGlobal's Annual Report for 2006, which contains ENGlobal's Form 10-K and consolidated financial statements, is being delivered to you with this Proxy Statement. ENGlobal will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with ENGlobal's Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the SEC's website at: www.sec.gov.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

Nominees

         At the Annual Meeting, you and the other stockholders will elect four individuals to serve as Directors until the next annual meeting of stockholders, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board of Directors.

         The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a Director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board of Directors.

         There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as Director.

         The nominees for Director, each of whom has consented to serve, if elected, are as follows:

                               Director
Name of Nominee                 Since      Age    Principal Occupation During the Last 5 Years
---------------                 -----      ---    --------------------------------------------

William A. Coskey, P.E.         1994       54     Mr.  Coskey has served as Chief  Executive  Officer since April 2007
Chairman of the Board                             and  Chairman of the Board since June 2005.  He founded  ENGlobal in
and Chief Executive Officer                       1985 and,  until  December  2001,  served as  Chairman of the Board,
                                                  Chief Executive  Officer and President of the Company.  From 2001 to
                                                  2003, he served as Chief Operating  Officer and held the position of
                                                  President from 2001 to June 2005. Mr.  Coskey,  an honors  graduate, received a Bachelor of Science in Electrical  Engineering from Texas
                                                  A&M  University in 1975 and is a Registered  Professional  Engineer.
                                                  Mr.  Coskey  has  served  on the  Texas  A&M  University  Electrical
                                                  Engineering Department Advisory Council since 1999.

                                                         7



                               Director
Name of Nominee                 Since      Age    Principal Occupation During the Last 5 Years
---------------                 -----      ---    --------------------------------------------

David W. Gent, P.E.             1994       54     Mr. Gent has served as a Director of  ENGlobal  since June 1994,  is
                                                  Chairman of the  Nominating and Corporate  Governance  Committee and
                                                  is a member of the Audit and Compensation  Committees.  Mr. Gent has
                                                  served as the Company's lead Independent  Director since 2002. Since
                                                  1991,  Mr. Gent has held various  positions for Bray  International,
                                                  Inc., an industrial  flow control  manufacturer  located in Houston,
                                                  Texas.  Since 2005, Mr. Gent has served  as Senior Vice President of
                                                  Bray  International  and is  responsible  for  overseeing  worldwide
                                                  engineering,  information  services, and  training.   Mr.  Gent,  an
                                                  honors  graduate,  received  a Bachelor  of  Science  in  Electrical
                                                  Engineering  from  Texas  A&M  University  in 1975  and an MBA  from
                                                  Houston  Baptist  University.   He  is  a  Registered   Professional
                                                  Engineer and a senior member of the  Instrument  Society of America.
                                                  Mr. Gent serves on the Texas A&M University  Electrical  Engineering
                                                  Department  Advisory Council,  chairs the Bray  International,  Inc.
                                                  401(k) committee and is the Bray  representative on various councils including the Open DeviceNet Vendors  Association and American Water
                                                  Works  Association.   He also holds several  patents in the field of
                                                  industrial flow controls.

Randall B. Hale                 2001       44     Mr. Hale has served as a Director of ENGlobal  since  December 2001, and  is  Chairman  of  the  Audit  Committee  and a  member  of  the
                                                  Compensation  and  Nominating and Corporate  Governance  Committees.
                                                  Mr. Hale was  appointed  Chairman of ConGlobal  Industries,  Inc., a provider  of  intermodal  services  to  the  shipping  industry,  in
                                                  September  2004.  From February 2003 to September 2004, Mr. Hale was
                                                  the  President  and  Chief  Executive   Officer  of  Container  Care
                                                  International,  Inc., an intermodal  services  company.  Previously,
                                                  Mr.  Hale  was  a  Vice   President  of  Equus  Capital   Management
                                                  Corporation,   a  manager  of  private   equity   investment   funds
                                                  ("Equus"),  from November 1992 to February  2003,  and a Director of
                                                  Equus from February 1996 to February  2003.  Mr. Hale received a BBA in Business  Administration from Texas A&M University in 1985 and is a certified public accountant.

David C. Roussel                2001       57     Mr.  Roussel has served as a Director of the Company since  December
                                                  2001, is Chairman of the Compensation  Committee and a member of the
                                                  Audit  and  Nominating  and  Corporate  Governance  Committees.  Mr.
                                                  Roussel  is a Vice  President  with  Jefferies  Randall  & Dewey,  a leading mergers and  acquisitions  advisor in the global oil and gas
                                                  industries  and  is  responsible   for  managing   acquisition   and
                                                  divestiture  projects  on behalf  of  clients.  Jefferies  Randall &
                                                  Dewey  is  a  division  of  Jefferies  &  Company,  Inc.,  a  global investment  bank and  institutional  securities  firm.  From 1998 to
                                                  2002, Mr.  Roussel's  primary  occupation was  independent  business consultant.  Mr.  Roussel  received a Bachelor of Science  degree in
                                                  Mechanical  Engineering  from  Iowa  State  University  in 1971  and completed the Harvard Advanced Management Program in 1992.

Recommendation of the Board

     The Board recommends that stockholders vote FOR each of the nominees to serve as Directors of ENGlobal.

Executive Officers

     Set forth below is a brief description of the business experience of all Executive Officers of ENGlobal Corporation ("Executive Officers"). The biography of Mr. Coskey, Chairman and Chief Executive Officer, is listed above.

Name of Executive Officer              Position          Age   Principal Occupation During the Last 5 Years
-------------------------              --------          ---   --------------------------------------------

Robert W. Raiford                Chief Financial         60    Mr.  Raiford  has served as Chief  Financial  Officer  and
                                 Officer and                   Treasurer of ENGlobal  since  December  2001.  Mr. Raiford
                                 Treasurer                     joined Petrocon in 1979 and prior to joining ENGlobal,  he
                                                               served  as  Executive  Vice  President,   Chief  Financial
                                                               Officer,  Secretary  and  Treasurer  of Petrocon  and as a
                                                               director and Secretary of various Petrocon  subsidiaries.
                                                               Mr. Raiford  received an MBA in 1974 and a BBA in Business
                                                               Management in 1968 from Lamar University.

Michael M. Patton, P.E.          Senior Vice             53    Mr.  Patton  joined  ENGlobal in 1999,  and was  appointed
                                 President, Business           Senior Vice President of Business  Development of ENGlobal
                                 Development                   in 2002.  From November  2004 to January 2006,  Mr. Patton
                                                               served as  President  of the Western  Division of ENGlobal
                                                               Engineering,  Inc.  and has been the sponsor for  ENGlobal
                                                               Technical Services,  Inc. (formerly ENGlobal Design Group,
                                                               Inc.)  since  January  2004.  Mr.  Patton is a  Registered
                                                               Professional  Engineer  and earned a  Bachelor  of Science
                                                               degree  in  Electrical   Engineering  from  University  of
                                                               Oklahoma in 1975.

R. David Kelley                  Senior Vice             55    Mr.  Kelley  has served as the Senior  Vice  President  of
                                 President, Corporate          Corporate  Services  since  November  2006.  He  served as
                                 Services                      President   of  ENGlobal   Engineering,   Inc.'s   Western
                                                               Division from January 2006 to November 2006 and as a
                                                               consultant to the Company from December 2004 to January 2006.
                                                               From September 1995 to November 2004, Mr. Kelley concurrently served as the President of Aker Kvaerner's Process Services
                                                               Company and its Panamanian subsidiary, Investigacion Y
                                                               Evaluacion Ambiental (IEA). He has considerable international operations  experience including experience in the
                                                               Middle East, Caribbean, and Central America. Mr. Kelley
                                                               graduated from Texas Wesleyan University with a  BBA in
                                                               Accounting.

Michael L. Burrow, P.E.          President and former    59    Mr.  Burrow  resigned as Chief  Executive  Officer of the
                                 Chief Executive               Company   effective   April  2,  2007  and  as  President
                                 Officer                       effective  May 18,  2007.  Mr.  Burrow  served  as  Chief
                                                               Executive Officer and Director of the Company from June 1005 to April 2007. From December 2001 to June 2005, he served as
                                                               Chairman and Chief Executive Officer. Mr. Burrow received a
                                                               Bachelor of Science in Mechanical Engineering from Louisiana
                                                               Tech University in 1969 and did post-graduate studies in
                                                               engineering and business administration at Lamar University.
                                                               He is a Registered Professional Engineer in Texas and
                                                               Louisiana.

       MEETINGS OF THE BOARD OF DIRECTORS (THE "BOARD") AND ITS COMMITTEES

Board of Directors' Meetings

     During 2006, ENGlobal held 10 Board of Directors' meetings. The Board has several committees, including the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each Director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend Annual Meetings of ENGlobal stockholders. All of the Directors attended the Annual Meeting of Stockholders held on June 1, 2006, except Mr. Hale who was not present due to a previously scheduled international travel commitment.

Audit Committee

     The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of ENGlobal's financial statements, ENGlobal's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of ENGlobal's internal audit function and independent auditors, and risk assessment and risk management. Among other matters, the Audit Committee (1) prepares the Audit Committee report for inclusion in the annual proxy statement; (2) annually reviews the Audit Committee charter and the Audit Committee's performance; (3) appoints, evaluates and determines the compensation of ENGlobal's independent auditors; (4) reviews and approves the scope of the annual audit, the audit fee and the financial statements; (5) reviews ENGlobal's disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; (6) oversees investigations into complaints concerning financial matters; and (7) reviews other risks that may have a significant impact on ENGlobal's financial statements. The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, the outside legal, accounting and other advisors that the Audit Committee deems necessary to carry out its duties.

     Our Board of Directors has adopted an Audit Committee Charter meeting applicable standards of the SEC and AMEX. During fiscal year 2006, members of the Audit Committee included Messrs. Hale (Chairman), Gent, and Roussel, all of whom qualify as "independent Directors" as defined by the AMEX listing standards and SEC rules currently in effect. The Board of Directors has determined that Mr. Hale is qualified as an Audit Committee "financial expert" under Item 401(h) of Regulation S-K under the Exchange Act, and has the requisite accounting or related financial expertise required by applicable AMEX rules. The Audit Committee met on seven occasions in 2006. A copy of our Audit Committee Charter is available on the "Investor Relations" section of our website at www.englobal.com.

Compensation Committee

     The Compensation Committee recommends cash and non-cash compensation for ENGlobal's Chief Executive Officer, President and Chief Financial Officer to the full Board and reviews and approves stock options for award by ENGlobal to its directors, officers, employees, and consultants. The Compensation Committee is also responsible for developing ENGlobal's executive compensation program. The Compensation Committee operates pursuant to a written charter, a copy of which is available on the "Investor Relations" section of our website. The Compensation Committee monitors and grants awards according to ENGlobal's executive compensation program and administers ENGlobal's 1998 Incentive Plan. During fiscal year 2006, members of the Compensation Committee, which met on five occasions, included Messrs. Roussel (Chairman), Gent, and Hale, all of whom qualify as "independent" Directors under applicable AMEX and SEC rules.

The Nominating and Corporate Governance Committee

     The Board established the Nominating and Corporate Governance Committee in November 2002 to provide oversight on the broad range of issues surrounding the composition and operation of the Board, including identifying individuals qualified to become Board members, recommending to the Board Director nominees, and recommending to the Board and overseeing the implementation of corporate governance guidelines. The Nominating and Corporate Governance Committee also provides assistance to the Board in the areas of committee membership selection, evaluation of the effectiveness of the Board and management, and ongoing consideration of developments in corporate governance practices. The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is available on the "Investor Relations" section of our website. The Nominating and Corporate Governance Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation for and effective representation of ENGlobal's stockholders. During 2006, the Nominating and Corporate Governance Committee consisted of Messrs. Gent (Chairman), Hale, and Roussel and met on three occasions. The Board has determined that each of the members of the Nominating and Corporate Governance Committee is "independent" under applicable AMEX and SEC rules.


                              CORPORATE GOVERNANCE

     We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. During the past year, we continued to review our corporate governance policies and practices, the new and proposed corporate governance rules and regulations of the SEC and the listing standards of AMEX, the stock exchange on which our shares of Common Stock are traded.

     In 2006, we reviewed our Audit Committee, Compensation Committee, Nominating/Corporate Governance Committee Charters, Corporate Code of Conduct, and other policies and procedures required by applicable law or AMEX listing standards. You can access and print these documents from the "Investor Relations" section of our website at www.englobal.com or you can request copies at no cost by writing us at ENGlobal Corporation 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Investor Relations.

Corporate Code of Conduct

     The Company has adopted a Corporate Code of Conduct that applies to all of the Company's Directors, officers and employees in accordance with AMEX. The purpose and role of this code is to focus our officers, Directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. For the purpose of satisfying the disclosure requirement under Item 5.05 of Form 8-K, we have posted on the "Investor Relations" section of our website at www.englobal.com, this code, any amendments to this code, as well as any waivers of any provision of this code made for the benefit of the Company's senior Executive Officers or Directors.

     The Company also has a Code of Ethics applicable to the CEO and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Exchange Act and with applicable AMEX rules. As discussed above, we will disclose on our website waivers of or amendments to the Code of Ethics granted to the CEO or the senior financial officers subject to the Code.

Director Independence

     The Board has determined that no Director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a Director, and that all Directors, except Mr. Coskey, meet the criteria for independence under the AMEX listing standards. The Board has also determined that the members of each of its committees, including the Audit Committee, meet the criteria for membership applicable to each committee under the AMEX listing standards and applicable SEC rules and regulations.

Executive Sessions; Lead Director

     In 2006, the Company held four executive sessions of its Non-employee Directors, Messrs. Gent, Hale and Roussel. Any non-management Director can request that an executive session be scheduled. Mr. Gent has served as the Company's lead independent Director since 2004, and was re-elected in 2007.

Consideration of Director Nominees

     Stockholder Nominees

     The independent Directors will carefully consider all qualified Director candidates, whether such candidates are recommended by a stockholder or otherwise. Any stockholders wishing to recommend a Director candidate for the 2008 Annual Meeting of Stockholders should submit their nomination before January 1, 2008 to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Nominations should include the following information in order to facilitate the independent Directors' review and consideration:

o    The name, telephone number and address of the recommending stockholder;
o    The name, age, business address and residence of the Director candidate;
o The principal occupation or employment of the Director candidate for the past five years;
o A description of the Director candidate's qualifications to serve as a Director, including financial expertise and why the candidate qualifies or does not qualify as "independent" under the AMEX listing standards;
o The number of shares of the Company's Common Stock beneficially owned by the Director candidate, if any;
o A description of any arrangements or understandings between the recommending stockholder and the Director candidate, if any, or any other person for whom the recommending stockholder is making the recommendation; and
o Whether or not the recommending stockholder and the Director candidate consent to being named in the Company's proxy statement with respect to disclosures regarding the nomination process.

     No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our Common Stock.

     Director Qualifications

     The Nominating and Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company. Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all stockholders, not particular stockholder constituencies. The Nominating and Corporate Governance Committee places no specific restrictions on the number of terms Directors may serve or other Boards on which a Director may sit, but Directors must possess sufficient time and energy to carry out their duties effectively. A majority of Directors must be "independent" under the AMEX listing standards. No Director will qualify as "independent" unless the Board affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In determining whether a Director is independent, the Board will broadly consider all relevant facts and circumstances.

     Identifying and Evaluating Nominees for Directors

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for Director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for Director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for the Board.

Communications with the Board

     Stockholders may communicate with the Board, Board committees, Non-employee Directors as a group and individual Directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Any communication must contain:

o a representation that the stockholder is a holder of record of our capital stock;
o the name and address, as they appear on our books, of the stockholder sending the communication; and
o the number of shares of our capital stock that are beneficially owned by such stockholder.

ENGlobal's Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.


                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The information contained in this Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of
Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     In accordance with its written charter, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices.

     Our Board of Directors has determined that all three members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, our system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     During fiscal 2006, the Audit Committee held seven meetings. The Audit Committee's meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent auditors, Hein & Associates, LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2006 with management and our independent auditors. Management's discussions with the Audit Committee included a review of critical accounting policies.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee has reviewed and approved the amount of fees paid to Hein & Associates for audit and non-audit services. The Audit Committee concluded that the provision of services by Hein & Associates is compatible with the maintenance of Hein & Associates' independence.

     At four of its meetings during 2006, the Audit Committee met with members of senior management and the independent auditors to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

     Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

                                     Audit Committee of the Board of Directors,
                                                      Randall B. Hale, Chairman
                                                            David W. Gent, P.E.
                                                               David C. Roussel

                                                                  April 3, 2007


                      COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

     This Compensation Discussion and Analysis generally describes the development and current composition of our executive and director compensation programs and policies, and discusses the philosophy and principles underlying those policies and programs. It also gives greater context to the data presented in the tables and narratives that follow. This discussion should be read in conjunction with such tables, which follow beginning on page 17 of this Proxy Statement.

COMPENSATION COMMITTEE

     Our Compensation Committee is comprised of David C. Roussel, David W. Gent and Randall B. Hale. Mr. Roussel serves as Chairman of the Committee. Our Board of Directors (the "Board") has determined that each member of the Compensation Committee meets the independence requirements of AMEX and is also a "disinterested person" (as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) with respect to compensation and benefit plans subject to Rule 16b-3. The Compensation Committee reviews and approves the compensation, stock options and employment benefits of all officers of the Company, administers the Company's stock compensation plans, fixes the terms of other employee benefit arrangements and makes awards under such arrangements.

     The Compensation Committee met five times in 2006. At each of these meetings, Mr. Coskey and Michael L. Burrow, the Company's President and former Chief Executive Officer, attended at least a portion of the meeting. Messrs. Coskey and Burrow made recommendations to the Compensation Committee regarding the amount and form of compensation to be paid to Company officers other than themselves. Upon invitation, Executive Officers may attend portions of Compensation Committee meetings to discuss their recommendations. The Compensation Committee has not historically engaged or retained any outside advisors or consultants with respect to executive or director compensation.

COMPENSATION PHILOSOPHY, PRINCIPLES AND POLICIES

General Philosophy.
-------------------

     The principal objectives of our executive compensation programs are to attract and retain motivated executives who will substantially contribute to our Company's long-term success and the creation of stockholder value. We believe that compensation decisions are complex and best made after a deliberate review of Company performance and industry compensation levels. In determining the particular elements of compensation that will be used to implement our overall compensation policies, the Committee takes into consideration a number of factors related to our performance, such as our earnings per share, profitability, revenue growth, and business-unit-specific operational and financial performance, as well as competitive practices among a group of comparable companies. This group consists of six actively traded engineering companies that, in the aggregate, both we and the Compensation Committee believe best represent who we compete with for executive talent. We believe using a comparable company group is an appropriate method to understand the executive talent market in which we must compete to obtain and retain top-quality talent. The Compensation Committee reviews the comparable companies annually to determine if any changes in the composition of the comparable group are necessary. In 2006, our comparable company group consisted of the following companies: Xanser Corporation, Michael Baker Corporation, Matrix Service Company, Tetra Tech, Inc., Willbros Group, and VSE Corporation.

     Our Compensation Committee designs and recommends compensation packages to reward both individual performance and to achieve strategic business objectives that are aimed at growing our business and aligning the long-term interests of our executives' and stockholders. Specifically, as our production and profits increase, so does executive compensation. Conversely, if production and profits decrease, executive compensation may be less generous.

     The Compensation Committee also believes that the success of a company depends to a large extent on honest and ethical leadership and teamwork. Consequently, compensation among executives is roughly equivalent.

     The Compensation Committee has not historically engaged or retained any outside advisors or consultants with respect to executive or director compensation; however, the Compensation Committee does take into consideration recommendations made to it by our Executive Officers with respect to the amount and form of compensation for all Company officers. The Compensation Committee then makes its recommendations to the Board, which in turns makes executive compensation decisions based upon the above-described philosophy, principles and policies and the Board's collective experience in the industry.

ELEMENTS OF COMPENSATION

Base Salary and Employment Agreements.
--------------------------------------

     The base salaries of the Executive Officers are established at levels that the Compensation Committee believes are appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Board considers the recommendations of management, the amount and degree of responsibilities of the Executive Officers, the salaries of others similarly situated within the Company, the recent performance in the executive's areas of responsibility, and any changes in the cost of living. The Board also considers the competitiveness of the entire compensation package in determining the level of salaries.

     Each of Messrs. Coskey, Raiford and Patton is a party to a written employment agreement (the "Employment Agreements") with the Company. Mr. Kelley was appointed as an Executive Officer to the Company in November 2006. He does not currently have an employment agreement, but has agreed to continue his employment with the Company without an employment agreement, subject to Texas "at-will" employment law. Mr. Burrow was also a party to an employment agreement with the Company prior to his resignation on April 2, 2007. The Employment Agreements provide for an annual base salary, subject to discretionary increases by the Board of Directors, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards. Additionally, the executives receive health, life, and other insurance benefits in accordance with the terms of the Company's benefit plans, and the Company provides management level support services and reimbursement for specified business expenses. Copies of the Employment Agreements are on file with the SEC as Exhibits 10.39, 10.40, 10.41, and 10.42, respectively, to the Company's Form 10-K/A for the fiscal year ended December 31, 2006.

     With the exception of Mr. Patton's Employment Agreement, the term for each of the Employment Agreements commenced on January 1, 2006, and expires on December 31, 2007, unless earlier terminated or extended as provided in the Employment Agreements. The term of Mr. Patton's Agreement commenced on February 7, 2006 and expires on February 7, 2009, unless earlier terminated or extended as provided in the Employment Agreement.

     The Employment Agreements provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date, or, under Mr. Patton's agreement, for three months after that date. In the case of disability, salary and benefits would generally be maintained by the Company on behalf of the disabled executive for up to six months of disability and for a period of six months following the date of termination, and the executive would receive health and life insurance benefits in accordance with the terms of the Company's benefit plans during that period. At the Company's option, severance payments and full benefits may be extended for an additional six-month period following the initial period of severance for disability.

     If the Company terminates an executive's employment for "cause," as defined in the Employment Agreements, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination. If the Company terminates an executive's employment without "cause," as defined in the employment agreement, the Company will continue to pay him for a period of six months following the date of termination and, at the Company's option, severance payments and full benefits may be extended for an additional six-month period following the initial severance period.

     The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year, or, under Mr. Patton's agreement up to three years, as well as confidentiality provisions as are customary in nature and scope, for such agreements.

Annual Bonuses.
---------------

     In 2006, under the Company's Executive Level Incentive Plan, the Chairman of the Board and Chief Executive Officer, Chief Financial Officer, and Executive Vice President of Business Development, were eligible to receive an annual bonus based on the financial performance of the Company. If the Company's adjusted earnings per share for the year, after subtracting any and all incentive compensation, exceeded adjusted earnings per share in the immediately preceding calendar year, then the Company contributed to a bonus pool an amount equal to $88,000 for each penny per share of earnings the Company makes which was above the prior year's earnings per share. The bonus pool was then distributed to eligible participants, subject to certain restrictions, in proportion to their salaries for the year in which the bonus was being paid.

     The Company's Board of Directors terminated the Executive Level Incentive Plan effective December 31, 2006. Effective January 1, 2007, the Company combined the Executive Level Incentive Plan with the Key Manager Incentive Plan, and participants in the Executive Level Incentive Plan are now covered under the Key Manager Incentive Plan. In addition, the Company's Chief Executive Officer, William A. Coskey, has elected not to be a participant in the Plan in 2007.

     Beginning in 2007, the amount of the bonus pool under the Company's Key Manager Incentive Plan, is not permitted to exceed 12.50% of adjusted pre-tax, pre-bonus earnings (after adjusting for non-operating and non-recurring events) for the year for which the bonus is paid. Since the incentive plans are based on growth in earnings per share, participants did not receive bonus payments under the Executive Level Incentive Plan or Key Manager Incentive Plan in 2006.

     The Key Manager Incentive Plan is designed to motivate the Company's executives and certain key managers to promote the Company's core values. Under the Key Manager Incentive Plan, if the Company's adjusted earnings per share for a year, after subtracting all incentive compensation, exceeds adjusted earnings per share in the immediately preceding calendar year, the Company designates a bonus pool equal to $80,000 for each penny per share of earnings the Company makes which is above the prior year's earnings per share, except that for 2007, earnings per share will be measured against 2005 earnings per share. The amount of the bonus pool under the Key Manager Incentive Plan, is not permitted to exceed 12.50% of adjusted pre-tax, pre-bonus earnings for the year for which the bonus is paid.

     Amounts in the bonus pool are distributed in the discretion of the Chief Executive Officer, after consultation with management, based on evaluations of each eligible participant, assessing factors such as financial performance, client satisfaction, and leadership. In addition, in the discretion of the Chief Executive Officer, after consultation with the Management Bonus Committee, an amount equal to 10% to 15% of the total bonus pool may be allocated for any employees exhibiting performance over and above requirements of their position, when their performance has resulted in the addition of new clients, an improvement in the Company's financial performance, the award of new projects, or other significant activities that reflect the Company's core values. A copy of the Key Manager Incentive Plan approved by the Board of Directors was previously filed with the SEC as Exhibit 99.1 to the Company's Form 8-K dated April __, 2007.

Long-Term Incentive Compensation.
---------------------------------

     The 1998 Incentive Plan is designed to align the long-term interests of key employees with stockholders and form the basis of our long-term incentive plan for executives. We believe that a significant portion of an executive's compensation should be dependent on value created for our stockholders. Stock options are occasionally granted to executives. In selecting recipients for equity grants and in determining the size of such grants, we consider various factors, including:

o our achievements, financial performance and financial ratios, including revenues, operating income, and earnings per share;
o Company and individual performance, both on an absolute basis in terms of growth over prior year performance, and against pre-established performance goals;
o compensation paid by companies of comparable size in businesses similar to our businesses;
o    the Executive Officer's level of responsibility; and
o    the Executive Officer's contributions in support of our strategies.

Other Compensation.
-------------------

     From time to time, the Company makes available to employees and executives certain other fringe benefits. The Company may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual's compensation package. Other benefits provided to the Executive Officers are generally available to all employees, such as health insurance.

Executive Compensation Tables

                           Summary Compensation Table
                           --------------------------

     The following table sets forth information regarding compensation earned during each of the last three years by the Chairman of the Board and Chief Executive Officer, Chief Financial Officer and each of our next two most highly compensated Executive Officers.


Summary Compensation Table for 2006
as of December 31, 2006

             Name and Principal Position                 Year     Salary     Option          All Other       Total ($)[xi]
                                                         ----                Awards        Compensation
                                                                                              ($)[x]
                                                                  ($)[iv]   ($)[vii]
                                                                  -------   -------

                      (a)                                 (b)       (c)        (f)              (i)            (j)
------------------------------------------------------- ------- ----------- ---------- ----- ------------ ---------------
William A. Coskey ~ Chairman of the Board                2006    $245,000                     $ 24,558       $269,558
------------------------------------------------------- ------- ----------- ---------- ----- ------------ ---------------
Michael L. Burrow ~ President and former Chief           2006    $320,000               (1)   $ 24,652       $340,901
Executive Officer
------------------------------------------------------- ------- ----------- ---------- ----- ------------ ---------------
Robert W. Raiford ~ Treasurer & Chief Financial          2006    $245,000   $754,606    (2)    $ 24,906     $1,024,510
Officer
------------------------------------------------------- ------- ----------- ---------- ----- ------------ ---------------
Michael M. Patton ~ Senior Vice President, Business      2006    $210,000   $633,326    (3)    $ 22,162      $ 865,485
Development
------------------------------------------------------- ------- ----------- ---------- ----- ------------ ---------------
R. David Kelley ~ Senior Vice President, Corporate       2006    $160,000                      $ 13,200      $173,200
Services
------------------------------------------------------- ------- ----------- ---------- ----- ------------ ---------------

(1) Mr. Burrow resigned as Chief Executive Officer of the Company effective April 2, 2007 and as President effective May 18, 2007. Does not include options to acquire 365,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance 2000, Ltd. ("Alliance"), a Texas limited partnership.

(2) 175,000 incentive stock options granted on December 4, 2006 pursuant to the ENGlobal Corporation 1998 Incentive Plan, with an exercise price of $6.83. Does not include options to acquire 485,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.

(3) 80,000 incentive stock options granted on April 17, 2006 pursuant to the ENGlobal Corporation 1998 Incentive Plan, with an exercise price of $11.97. Does not include options to acquire 300,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.


                                 Severance Table
                                 ---------------

     In 2006, we entered into employment agreements with each of Messrs. Coskey, Burrow, Raiford, and Patton. Each employment agreement has a severance provision providing that, if the executive if terminated without cause, he will be paid a six month severance at 100% of salary. The Company, at its option, can extend this benefit an additional six months following the expiration of the initial severance period at 50% of salary.



  Name                           Termination       Voluntary      Death                    Disability      Change in
                                 w/o Cause         Termination                                             Control
  -----------------------------------------------------------------------------------------------------------------------------

  William A. Coskey
    Chairman and Chief  Executive
    Officer
  -----------------------------------------------------------------------------------------------------------------------------
     Compensation
       Severance(1)                     $122,500            0                 0                $122,500                0
  Benefits and Perquisites
       Health/Dental/Medical(2)         $  9,648            0                 0                $  9,648                0
  -----------------------------------------------------------------------------------------------------------------------------


  Michael L. Burrow
    President  and  former  Chief
    Executive Officer
  -----------------------------------------------------------------------------------------------------------------------------
     Compensation
       Severance(1)                     $158,125            0                 0                $158,125                0
         Stock Options                   0                  0           $87,600                $ 87,600         $657,000 (3)
  (Unvested and Accelerated)
  Benefits and Perquisites
     Health/Dental/Medical(2)           $  6,482            0                 0                $  6,482                0
  -----------------------------------------------------------------------------------------------------------------------------


  Robert W. Raiford
    Treasurer      and      Chief
    Financial Officer
     Compensation
       Severance(1)                   $122,500            0                 0                $122,500                  0
         Stock Options                                                                                          $756,000 (4)
  (Unvested and Accelerated)
  Benefits and Perquisites
     Health/Dental/Medical(2)         $  6,482           0                 0                 $  6,482                  0


  Michael M. Patton
    Senior    Vice     President,
    Business Development
     Compensation
       Severance(1)                   $105,000            0                 0                $105,000                  0
         Stock Options                   0                0              $35,040              $35,040           $503,040 (5)
  (Unvested and Accelerated)

  Benefits and Perquisites
     Health/Dental/Medical(2)         $  9,755            0                 0                $  9,755                  0


  R. David Kelly
    Senior    Vice     President,
    Corporate Services
     Compensation                        0                0                 0                    0                     0
  Benefits and Perquisites               0                0                 0                    0                     0


     (1) Pursuant to Employment Agreement, if executive's employment is terminated for any reason other than (i) for cause, as defined in the Employment Agreement, (ii) voluntary resignation, or (iii) his death, then for a period of six months following the date of termination of employment the Company shall continue to pay to the executive his monthly salary. Amount in table based on base salary at December 31, 2006.

     (2) Pursuant to Employment Agreement, if executive's employment is terminated for any reason other than (i) for cause, as defined in the Employment Agreement, (ii) voluntary resignation, or (iii) his death, then for a period of six months following the date of termination of employment the Company shall continue to include the Executive and his dependents under the coverage of all group health, medical and dental insurance plans and policies.

     (3) Includes $569,400 worth of options which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.

     (4) Includes $756,000 worth of options which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.

     (5) Includes $468,000 worth of options which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.

                           Grants of Plan Based Awards
                           ---------------------------

     The following table sets forth information regarding each grant of an equity-based award during 2006 to the individuals named in the Summary Compensation Table above.

Grants of Plan-Based Awards for 2006

------------------------------------------- ---------------- ------------------ ------- ------------- ----------------
                   Name                       Grant Date      All Other Stock           Exercise or     Grant Date
                                                              Awards: Number             Base Price    Fair Value of
                                                               of Shares of              of Option       Stock and
                                                              Stock or Units               Awards      Option Awards
                                                                                           ($/Sh)
------------------------------------------- ---------------- ------------------ ------- ------------- ----------------
William A. Coskey ~                                      --                 --                    --               --
Chairman of the Board
------------------------------------------- ---------------- ------------------ ------- ------------- ----------------
Michael L. Burrow ~President and former                                     --     (1)
Chief Executive Officer
------------------------------------------- ---------------- ------------------ ------- ------------- ----------------
Robert W. Raiford ~ Treasurer & Chief             12/4/2006            175,000     (2)         $6.83       $1,195,250
Financial Officer
------------------------------------------- ---------------- ------------------ ------- ------------- ----------------
Michael M. Patton ~ Senior Vice                   4/17/2006             80,000     (3)        $11.97        $957,600
President, Business Development
------------------------------------------- ---------------- ------------------ ------- ------------- ----------------
R. David Kelley ~ Senior Vice President,                 --                 --                    --
Corporate Services
------------------------------------------- ---------------- ------------------ ------- ------------- ----------------

(1)    Mr. Burrow resigned as Chief Executive Officer of the Company effective
       April 2, 2007 and as President effective May 18, 2007. Does not include options to acquire 365,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool
       Agreement between the Company and Alliance.

(2) Does not include options to acquire 485,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option
       Pool Agreement between the Company and Alliance.

(3) Does not include options to acquire 300,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option
       Pool Agreement between the Company and Alliance.


                      Outstanding Equity Awards at Year End
                      -------------------------------------

         The following table sets forth information regarding outstanding equity awards held by the individuals named in the Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year-End for 2006
as of December 31, 2006

                                                                       Option Awards
-------------------------------------- -------------------------------------------------------------------------------
                Name                        Number of                  Number of        Option Exercise     Option
                                           Securities                 Securities             Price        Expiration
                                           Underlying                 Underlying              ($)            Date
                                           Unexercised                Unexercised             ($)
                                           Options (#)                Options (#)
                                           Exercisable               Unexercisable


-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
William A. Coskey ~ Chairman of the
Board (1)
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Michael L. Burrow ~ President and                   20,000   (2)               20,000              $2.05    3/25/2014
former Chief Executive Officer
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Michael L. Burrow ~ President and                  365,000   (3)
former Chief Executive Officer
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Robert W. Raiford ~ Treasurer &                    175,000                                         $6.83    12/4/2016
Chief Financial Officer                                                    -
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Robert W. Raiford ~ Treasurer &                      4,034                                         $0.96   10/24/2010
Chief Financial Officer                                                    -
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------

                                                         21



Robert W. Raiford ~ Treasurer &                     10,424                                         $0.96   10/31/2010
Chief Financial Officer                                                    -
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Robert W. Raiford ~ Treasurer &                    485,000   (4)
Chief Financial Officer
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Michael M. Patton ~ Senior Vice                     20,000                                         $1.25   12/13/2009
President, Business Development                                            -
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Michael M. Patton ~ Senior Vice                     32,000   (5)               8,000               $2.05    3/25/2014
President, Business Development
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Michael M. Patton ~ Senior Vice                     32,000   (6)              48,000              $11.97    4/17/2016
President, Business Development
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
Michael M. Patton ~ Senior Vice                    300,000   (7)
President, Business Development
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------
R. David Kelley ~ Senior Vice President, Corporate Services
-------------------------------------- -------------------- ----- -------------------- ------------------ ------------

(1) Mr. Coskey is a general partner of Alliance. Mr. Coskey beneficially owns 2,600,000 shares that are subject to an Option Pool Agreement pursuant to which options to acquire shares of the Company's Common Stock that is owned by Alliance have been granted to certain employees of ENGlobal and its subsidiaries.
(2) Mr. Burrow resigned as Chief Executive Officer of the Company effective April 2, 2007 and as President effective May 18, 2007. His option vests as follows: 20% on date of grant and four equal annual installments of 20% each beginning on December 31, 2004. Consists of 100,000 grant made pursuant to the ENGlobal Corporation 1998 Incentive Plan. Does not include 60,000 shares exercised December 13, 2006.
(3) Mr. Burrow resigned as Chief Executive Officer of the Company effective April 2, 2007 and as President effective May 18, 2007. Consists of options to acquire 365,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.
(4) Consists of options to acquire 485,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.
(5) The option vests as follows: 20% on date of grant and four equal annual installments of 20% each beginning on December 31, 2004. Consists of 40,000 grants made pursuant to the ENGlobal Corporation 1998 Incentive Plan.
(6) The option vests as follows: 20% on date of grant and four equal annual installments of 20% each beginning on December 31, 2004. Consists of 80,000 grants made pursuant to the ENGlobal Corporation 1998 Incentive Plan. Consists of options to acquire 300,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.

                        Option Exercises and Stock Vested
                        ---------------------------------

     The following table sets forth information regarding outstanding equity awards held by the individuals named in the Summary Compensation Table above.

Option Exercises and Stock Vested for 2006
as of December 31, 2006


                                Option Awards
------------------------------------------------------------

         Name                     Number of        Value
                                   Shares        Realized on
                                Acquired on       Exercise
                                 Exercise
                                (#)[iii]          ($)[iv]

          (a)                     (b)              (c)
------------------------------------------------------------

William A. Coskey ~               --             --
Chairman of the Board
------------------------------------------------------------
Michael L. Burrow ~             74,042       $318,138  (1)
President and former
Chief Executive Officer
------------------------------------------------------------

Robert W. Raiford ~             61,235        $96,139  (2)
Treasurer & Chief
Financial Officer
------------------------------------------------------------
Michael M. Patton ~                 --             --
Senior Vice President,
Business Development
------------------------------------------------------------
R. David Kelley ~                   --             --
Senior Vice President,
Corporate Services
------------------------------------------------------------

(1) Mr. Burrow resigned as Chief Executive Officer of the Company effective April 2, 2007 and as President effective May 18, 2007. He exercised three options on December 13, 2006: (a) 6,224 options at a strike price of $0.96, (b) 7,818 options at a strike price of $0.96 and 60,000 options at a strike price of $2.05. The market closing price on December 13, 2006 was $6.14.


(2) Mr. Raiford exercised 61,235 options on September 16, 2006 at a strike price of $4.26. The market closing price on September 16, 2006 was $5.83.

Review of and Conclusion Regarding all Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives' efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to Messrs. Coskey and Burrow, as well as compensation paid to our other Executive Officers, serves the best interests of our stockholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect stockholder value.

Director Compensation

Director Compensation for 2006
as of December 31, 2006

------------------------ ---------- ---------- ------------- ----- -----------
         Name             Fees        Stock         Option             Total
                          Earned      Awards       Awards
                          or Paid
                          in Cash
                            ($)       ($)[ii]       ($)(2)
         (a)                (b)         (c)           (d)               (h)
------------------------ ---------- ---------- ------------- ----- -----------
Randall B. Hale            $36,000                 $302,030  (1)   $338,030
------------------------ ---------- ---------- ------------- ----- -----------
David W. Gent, P.E.        $32,000                 $302,030  (1)   $334,030
------------------------ ---------- ---------- ------------- ----- -----------
David C. Roussel           $32,000                 $302,030  (1)   $334,030
------------------------ ---------- ---------- ------------- ----- -----------

(1) Options granted on June 1, 2006 pursuant to the ENGlobal Corporation 1998 Incentive Plan, as Director compensation. Options vest 25% quarterly on each of September 1, 2006, December 1, 2006, March 1, 2007, and June 1, 2007. The market closing price (exercise price) on June 1, 2006 was $9.15.

     The principal objectives of our director compensation programs are to compensate the directors for time spent on the Company's behalf, to ensure long-term retention of the directors and to align the directors' compensation programs with long-term value to the Company's stockholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and option grants to the directors.

     Our Non-employee Directors, Messrs. Gent, Hale and Roussel, receive a retainer of $32,000 per year. Non-employee Directors are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board of Directors and Committees meetings. The chairman of the Audit Committee receives an additional $4,000 per year.

     In addition, under the Company's 1998 Incentive Plan, Non-employee Directors are eligible to receive non-statutory stock options. In 2005, in recognition of the services provided by its Board of Directors, each Non-employee Director received options to acquire 50,000 shares of the Company's Common Stock at an exercise price equal to fair market value of the underlying Common Stock on the date of the grant. Non-employee Directors will each receive options to acquire 50,000 shares of the Company's Common Stock, with a quarterly vesting schedule, for their service to the Company during 2007-2008. The options will be granted on June 14, 2007, will fully vest on June 14, 2008, and will expire on June 14, 2017.

     The Board considers the director compensation programs to be in conformity with industry standards and reasonable by comparison to what directors receive at the group of comparable companies.


                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of
Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its Committee charter for determining the compensation of ENGlobal's Executive Officers. In previous proxy statements, the Committee submitted reports that sought to describe in detail the philosophy and execution of executive compensation at ENGlobal. In accordance with SEC rules that are now effective for this and future proxy statements, a new "Compensation Discussion and Analysis" section includes this information. In addition, the "Executive Compensation" section includes more information concerning the compensation of our listed officers than has been published previously; and Proposal 2 in this proxy statement includes additional information about our proposed amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000. In this regard, the Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this proxy statement with management, including our Chief Executive Officer and Chief Financial Officer. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in this proxy statement.

                               Compensation Committee of the Board of Directors,
                                                      David C. Roussel, Chairman
                                                                   David W. Gent
                                                                 Randall B. Hale

                                                                   April 3, 2007


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, Directors, principal stockholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's Board. The Company's Audit Committee is responsible for the review and assessment of all related party transactions.

     On May 25, 2006, the Company, through its wholly-owned subsidiary ENGlobal Corporate Services, Inc., purchased a one-third partnership interest in PEI Investments, A Texas Joint Venture ("PEI"), from Michael L. Burrow, the Company's President and former Chief Executive Officer, and another one-third interest from a stockholder who owns less than 1% of the Company's common stock. The partnership interests were purchased for a total of $69,000. The remaining one-third interest was already held by the Company through its wholly-owned subsidiary, ENGlobal Engineering, Inc. PEI owns the land on which our Beaumont, Texas office building, destroyed by Hurricane Rita in September 2005, was located. The remains of the building were razed in July 2006. In September 2006, the Company acquired approximately 1.2 acres immediately adjacent to the former facility and is developing plans to construct a new facility utilizing both parcels of land. On October 26, 2006, the Company received final proceeds in the amount of $200,456 from an insurance claim for the building.


            BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS,
                        NOMINEES, AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership of our Common Stock based on 26,829,090 shares outstanding as of March 12, 2007, with respect to (1) our Directors, (2) the Named Executive Officers, (3) each person who is known by ENGlobal to own beneficially more than 5% of our Common Stock, and (4) all Directors, nominees, and Section 16 officers of ENGlobal as a group. The address for all Directors and Executive Officers of ENGlobal is 654
N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914.


                                                                                   Amount and       Percent of
                                                                                    Nature of       Common Stock
                                                                                   Beneficial           (1)
         Name of Beneficial Owner                      Position                   Ownership (1)
   -------------------------------------- ------------------------------------  ------------------ --------------

   Greater than 5% stockholders:
   -----------------------------

   Alliance 2000, Ltd................                      --                          8,839,286(2)    32.95%
      c/o 654 N. Sam Houston Pkwy. E.
      Suite 400
      Houston, TX 77060-5914

   Tontine Capital Partners, L.P.                          --                          2,693,700(3)    10.04%
   Tontine Capital Management, L.L.C.
   Jeffrey L. Gendell
      55 Railroad Avenue, 3rd Floor
      Greenwich, CT  06830

   Directors and Named Executive Officers:
   ---------------------------------------

   William A. Coskey, P.E............     Chairman of the Board and Chief             8,869,386(4)    33.06%
                                          Executive Officer

   David W. Gent, P.E................     Independent Director                          150,000(5)       *

   Randall B. Hale...................     Independent Director                          122,500(6)       *

   David C. Roussel..................     Independent Director                          141,500(7)       *

   Robert W. Raiford.................     Treasurer and Chief Financial                 250,693(8)       *
                                          Officer

   Michael M. Patton.................     Senior Vice President - Business               49,000(9)       *
                                          Development

   R. David Kelley...................     Senior Vice President - Corporate               4,085(10)      *
                                          Services

   David W. Smith, P.E...............     President, ENGlobal Engineering                92,760(11)      *


                                                              26



   Shelly D. Leedy, P.E..............     President, ENGlobal Automation                 46,100(12)      *
                                          Group and ENGlobal Systems

   Ronald W. Winthrop................     President, ENGlobal Construction               18,000(13)      *
                                          Resources

   Michael H. Lee....................     President and Chief Operating                 175,000(14)      *
                                          Officer, WRC Corporation

   Natalie S. Hairston...............     Investor Relations Officer, Chief              25,000(15)      *
                                          Governance Officer and Corporate
                                          Secretary

   Michael L. Burrow, P.E............     President and former Chief                  1,362,930(16)    5.01%
                                          Executive Officer

   Myron C. Glidewell, P.E...........     Former President, ENGlobal Systems              3,720(17)      *

   All current Directors, nominees, and
   named Executive Officers as a group
   (seven persons)...................                      --                         10,717,382       38.86%

...................
* Represents less than 1% of the shares of Common Stock outstanding.

(1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2) Alliance 2000, Ltd. ("Alliance") is a Texas limited partnership whose general partner, BHC Management Corporation, is jointly owned by Mr. Coskey and his spouse. Of these shares, 2,600,000 are held subject to an Option Pool Agreement pursuant to which options have been granted to certain employees of ENGlobal and its subsidiaries.
(3) Does not include shares owned directly by officers and stockholders of Tontine Management LLC ("Tontine") with respect to which Tontine disclaim beneficial ownership. Officers and stockholders of Tontine disclaim beneficial ownership. Officers and stockholders of Tontine may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by Tontine.
(4) In accordance with Rule 13d-3(d)(1)(i)(A), includes 8,839,286 shares of Common Stock held in the name of Alliance whose general partner, BHC Management Corporation, is jointly owned by Mr. Coskey and his spouse. Also includes 100 shares of Common Stock owned by Mr. Coskey purchased on June 16, 1998, at the time ENGlobal became listed with the American Stock Exchange ("AMEX"); and 30,000 shares of Common Stock held in the name of Mr. Coskey for his children. Mr. Coskey has a pecuniary interest in the shares beneficially owned by Alliance and has shared voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(5) In accordance with Rule 13d-3(d) (1)(i)(A), includes underlying currently exercisable options held by Mr. Gent to acquire 30,000 shares of Common Stock at $1.25 per share, underlying currently exercisable options to acquire 10,000 shares of Common Stock at $1.00 per share, underlying currently exercisable options to acquire 20,000 shares of Common Stock at $1.87 per share, underlying currently exercisable options to acquire 20,000 shares of Common Stock at $2.32 per share, underlying currently exercisable options to acquire 20,000 shares of Common Stock at $1.81 per share, underlying currently exercisable options to acquire 50,000 shares of Common Stock at $3.75 per share, and underlying currently exercisable options to acquire 37,500 shares of Common Stock at $9.15 per share. Does not include options to acquire 12,500 shares of Common Stock at $9.15 per share, none of which are exercisable within 60 days.
(6) In accordance with Rule 13d-3(d)(1)(i)(A), includes 35,000 shares of Common Stock held by Mr. Hale, underlying currently exercisable options held by Mr. Hale to acquire 50,000 shares of Common Stock at $3.75 per share, and 37,500 shares of Common Stock at $9.15 per share. Does not include options to acquire 12,500 shares of Common Stock at $9.15 per share, none of which are exercisable within 60 days.
(7) In accordance with Rule 13d-3(d)(1)(i)(A), includes underlying currently exercisable options held by Mr. Roussel to acquire 14,000 shares of Common Stock at $1.87 per share, underlying currently exercisable options to acquire 20,000 shares of Common Stock at $2.32 per share, underlying currently exercisable options to acquire 20,000 shares of Common Stock at $1.81 per share, underlying currently exercisable options to acquire 50,000 shares of Common Stock at $3.75 per share, and underlying currently exercisable options to acquire 37,500 shares of Common Stock at $9.15 per share. Does not include options to acquire 12,500 shares of Common Stock at $9.15 per share, none of which is exercisable within 60 days.
(8) In accordance with Rule 13d-3(d)(1)(i)(A), includes 61,235 shares of Common Stock held by Mr. Raiford, underlying currently exercisable options held by Mr. Raiford to acquire 14,458 shares of Common Stock at $0.96 per share, and underlying currently exercisable options to acquire 175,000 shares of Common Stock at $6.83 per share. Does not include options to acquire 485,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.

(9) In accordance with Rule 13d-3(d)(1)(i)(A), includes 5,000 shares of Common Stock held in trust for the benefit of Mr. Patton, underlying currently exercisable options to acquire 20,000 shares of Common Stock at $1.25 per share, underlying currently exercisable options to acquire 32,000 shares of Common Stock at $2.05 per share, and underlying currently exercisable options to acquire 32,000 shares of Common Stock at $11.97 per share. Does not include options to acquire 8,000 shares of Common Stock at $2.05 per share or options to acquire 48,000 shares at $11.97 per share, none of which are exercisable within 60 days. Also does not include 300,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.
(10) In accordance with Rule 13d-3(d)(1)(i)(A), includes 4,085 shares of Common Stock held by Mr. Kelley.
(11) In accordance with Rule 13d-3(d)(1)(i)(A), includes 68,760 shares of Common Stock held by Mr. Smith and underlying currently exercisable options held by Mr. Smith to acquire 24,000 shares of Common Stock at $2.05 per share. Does not include options to acquire 6,000 shares of Common Stock at $2.05 per share, none of which are exercisable within 60 days. Also does not include 100,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.
(12) In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,100 shares of Common Stock held by Ms. Leedy, underlying currently exercisable options held by Ms. Leedy to acquire 45,000 shares of Common Stock at $2.50 per share. Does not include options to acquire 30,000 shares of Common Stock at $2.50 per share, none of which are exercisable within 60 days. Ms. Leedy was appointed President of ENGlobal Systems, Inc. effective November 20, 2006.
(13) In accordance with Rule 13d-3(d)(1)(i)(A), includes underlying currently exercisable options held by Mr. Winthrop to acquire 18,000 shares of Common Stock at $11.97 per share. Does not include options to acquire 27,000 shares of Common Stock at $11.97 per share, none of which are exercisable within 60 days.
(14) In accordance with Rule 13d-3(d)(1)(i)(A), includes 70,000 shares of Common Stock held by Mr. Lee, and 105,000 shares of Common Stock held in escrow for the benefit of Mr. Lee.
(15) In accordance with Rule 13d-3(d)(1)(i)(A), includes underlying currently exercisable options held by Ms. Hairston to acquire 25,000 shares of Common Stock at $1.97 per share.
(16) Mr. Burrow resigned as Chief Executive Officer of the Company effective April 2, 2007 and as President effective May 18, 2007. In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,362,930 shares of Common Stock held by Mr. Burrow's family limited partnership. Does not include options to acquire 20,000 shares of Common Stock at $2.05 per share none of which are exercisable within 60 days and options to acquire 365,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.
(17) In accordance with Rule 13d-3(d)(1)(i)(A), includes 3.720 shares of Common Stock held by Mr. Glidewell. Mr. Glidewell resigned as President of ENGlobal Systems, Inc. effective November 20, 2006.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, Directors, Executive Officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and ENGlobal must identify in this Proxy Statement those persons who did not file such reports when due.

     Based solely upon a review of Forms 3 and 4 and any amendments furnished to ENGlobal during our fiscal year ended December 31, 2006, and Forms 5 and any amendments furnished to ENGlobal with respect to the same fiscal year, we believe that our Directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except for the following: (1) on August 29, 2006, Mr. Lee filed a Form 4 representing the receipt of 175,000 shares as a condition to closing the acquisition of WRC Corporation on May 25, 2006; (2) on June 5, 2006, Mr. Hale filed a Form 4 representing an option exercise on May 31, 2006 and an option grant on June 1, 2006; (3) on February 14, 2007, Mr. Burrow, President and former Chief Executive Officer, filed a Form 5/A representing (i) an option grant on March 25, 2004, and (ii) distributions made from April 2003 to December 2004 from the Option Escrow Agreement among Industrial Data Systems Corporation, Johnny Williams, Escrow Agent, et al. dated December 21, 2001; and (4) on February 14, 2007, Mr. Raiford filed a Form 5/A representing an option grant on December 4, 2006.

                       PRINCIPAL AUDITOR FEES AND SERVICES

     The Audit Committee has appointed Hein & Associates, LLP as ENGlobal's independent auditors for the fiscal year ending December 31, 2007. Representatives of Hein & Associates are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Hein & Associates for fiscal 2006 and 2005.

                                                     2006               2005
                                      -------------------     --------------

      Audit Fees                                 $184,000         $1,865,000
      Audit-Related Fees                            8,220             19,971
      Tax Fees                                         --             81,346
      All Other Fees                                4,205             13,757
                                      -------------------     --------------
                                Total            $196,425         $  280,074
                                      ===================     ==============

     As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the company's principal accountant for the audit of the company's annual financial statements and review of financial statements included in the company's Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) "audit-related fees" are fees for assurance and related services by the company's principal accountant that are reasonably related to the performance of the audit or review of the company's financial statements and are not reported under "audit fees;" (iii) "tax fees" are fees for professional services rendered by the company's principal accountant for tax compliance, tax advice, and tax planning; and (iv) "all other fees" are fees for products and services provided by the company's principal accountant, other than the services reported under "audit fees," "audit-related fees," and "tax fees."

     Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors.

     Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year.

                                  PROPOSAL TWO:
               APPROVAL TO AMEND THE COMPANY'S 1998 INCENTIVE PLAN

Background

     On March 30, 2007, the Board of Directors approved, subject to stockholder approval, an amendment to the Company's 1998 Incentive Plan (the "Plan") to increase the number of shares available for issuance under the Plan from 2,650,000 to 3,250,000 in order to enhance the ability of ENGlobal to compensate its Non-employee Directors and to attract employees of outstanding ability.

     1,200,000 shares were available for issuance under the Plan as originally approved by the stockholders of the Company on June 8, 1998. Our stockholders have previously authorized amendments to the Plan to increase the number of shares available for issuance thereunder from 1,200,000 to 1,400,000 in December 2001; from 1,400,000 to 2,200,000 in June 2003; and from 2,200,000 to 2,650,000 in June 2005. As of December 31, 2006, there were 1,473,431 options outstanding under the 1998 Incentive Plan, leaving 150,806 available to issue. Options to purchase an additional 150,000 shares will be issued on June 14, 2007 as recompense to our independent directors for service on the Company's Board of Directors for the 2007-2008 term. As a result, unless the amount available for issuance under the Plan is increased, the Plan will soon run out of options to use as incentive to attract, motivate, and retain employees and directors who are critical to the success of the Company.

     Therefore, the Company is asking you to approve an increase in the number of shares available for issuance under the Plan from 2,650,000 to 3,250,000 in order to allow the future issuance of options to its directors and current and potential employees. The Company believes stock option awards encourage achievement of superior results by providing participants with an opportunity to acquire a proprietary interest in ENGlobal and additional incentive to work for its continued success. Except for the increase in shares available for issuance, approval of the proposed amendment will not result in any other change to the terms of the Plan.

Recommendation of the Board

     The board recommends that stockholders vote FOR the approval of the amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000.

Summary of the 1998 Incentive Plan

     The following is a brief summary of the material features of the Plan. As discussed above, except for the increase in shares available for issuance, approval of the proposed amendment will not result in any other change to the terms of the Plan.

Shares Subject to the Plan
--------------------------

     The Company is authorized to issue a total of 2,650,000 shares of Common Stock under the Plan. If the proposed amendment is adopted by our stockholders, the number of shares authorized for issuance under the Plan will be increased to 3,250,000. As of December 31, 2006, options to purchase 1,473,431 shares had been issued and remained outstanding under the Plan, leaving 150,806 available to issue.

Administration of the Plan
--------------------------

     The Board of Directors has delegated Plan administration to the Compensation Committee. The Compensation Committee selects persons to whom awards may be granted and the type of award to be granted and determines, as applicable, the number of shares to be subject to each award, the exercise price and terms of vesting. In making such determination, the Compensation Committee takes into account the grantee's present and potential contributions to the success of ENGlobal and other relevant factors.

Eligibility and Limitations
---------------------------

     The Plan provides that awards may be granted to employees, consultants and directors of ENGlobal and its majority-owned subsidiaries. The Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights and restricted stock. To the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by any optionee during any calendar year exceeds $100,000, such options will be reclassified as non-statutory stock options in accordance with the Code. The Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Exercise Price of Options
-------------------------

     All incentive stock options granted under the Plan are at an exercise price at least equal to the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock representing more than 10% of the voting rights of ENGlobal's outstanding capital stock, the exercise price of any incentive stock option granted under the Incentive Plan must be at least equal to 110% of the fair market value of the shares of Common Stock subject to such option on the date of grant.

Term and Vesting of Options
---------------------------

     Options granted under the Plan vest pursuant to terms determined by the Compensation Committee. The terms of all incentive stock options and non-statutory stock options granted under the Plan may not exceed 10 years. However, the terms of all incentive stock options granted to an optionee who, at the time of grant, owns stock representing more than 10% of the voting rights of ENGlobal's outstanding capital stock, may not exceed five years.

Restricted Stock
----------------

     Restricted stock may be granted to employees pursuant to terms determined by the Compensation Committee. Restricted stock may not be transferred until the restrictions are removed or have expired. Conditions to the removal of restrictions may include, but are not required to be limited to, continuing employment or service to ENGlobal or achievement of certain performance objectives. The Company has never awarded grants of restricted Common Stock under the Plan.

Stock Appreciation Rights
-------------------------

     Stock appreciation rights may be granted to employees, either independent of, or in connection with options. Stock appreciation rights are exercisable in the manner, and pursuant to terms, determined by the Compensation Committee. Terms to be determined by the Compensation Committee include the number of shares to which the stock appreciation right applies, the vesting schedule for the exercise of such right and the expiration date of the right. Upon exercise of a stock appreciation right, the holder shall receive payment in cash, stock or a combination of both at the discretion of the Compensation Committee in an amount equal to the product of (1) the fair market value of a share of ENGlobal Common Stock as of the date of exercise, minus the fair market value of a share of ENGlobal Common Stock as of the date the stock appreciation right was granted, multiplied by (2) the number of shares as to which the stock appreciation right is being exercised. The exercise of stock appreciation rights granted in connection with options requires the holder to surrender the related options (or any portion thereof, to the extent unexercised). No stock appreciation right granted under the Plan is transferable by the employee other than by will or the laws of descent and distribution and each stock appreciation right is exercisable during the lifetime of the employee only by such employee. The Company has never awarded stock appreciation rights under the Plan.

Certain Corporate Transactions
------------------------------

     In the event of certain changes in ENGlobal's capitalization, including a stock split or stock dividend, which result in a greater or lesser number of shares of outstanding Common Stock, appropriate adjustment would be made in the number of shares available under the Plan, the exercise price of outstanding options, and the number of shares subject to options, outstanding shares of restricted Common Stock and stock appreciation rights.

     Award agreements may, as determined by the Compensation Committee, provide that, in the event of a change in control of ENGlobal, the following will occur: the holder of a stock option will be granted a corresponding stock appreciation right; all outstanding stock appreciation rights and stock options will become immediately and fully vested and exercisable in full; and the restriction period on any restricted Common Stock will be accelerated and the restrictions will expire. In general, a change in control of ENGlobal occurs in any of five situations:

(1) a person (other than (a) ENGlobal, (b) certain named affiliates or affiliated companies or benefit plans, or (c) a company, a majority of which is owned directly or indirectly by the stockholders of ENGlobal) becomes the beneficial owner of 50% or more of the voting power of ENGlobal's outstanding voting securities;
(2) if at any point a majority of the Board of Directors is not comprised of individuals who were directors at the effective date of the Incentive Plan (the "Original Directors"), except to the extent that the Original Directors have approved their replacements;
(3) a person described in clause (1) above announces a tender offer for 50% or more of ENGlobal's outstanding voting securities and the Board of Directors approves or does not oppose the tender offer;
(4) ENGlobal merges or consolidates with another corporation or partnership, or ENGlobal's stockholders approve such a merger or consolidation, other than mergers or consolidations in which ENGlobal's voting securities are converted into securities having the majority of voting power in the surviving company; or
(5) ENGlobal liquidates or sells all or substantially all of its assets, or ENGlobal's stockholders approve such a liquidation or sale, except sales to corporations having substantially the same ownership as ENGlobal.

     If a restructuring of ENGlobal occurs that does not constitute a change in control of ENGlobal, the Compensation Committee may, but need not, cause ENGlobal to take any one or more of the following actions: (1) accelerate in whole or in part the time of vesting and exercisability of any outstanding stock options and stock appreciation rights to permit those stock options and stock appreciation rights to be exercisable before, upon, or after the completion of the restructure; (2) grant each of the restrictions on any restricted Common Stock; (3) if the restructuring involves a transaction in which ENGlobal is not the surviving entity, cause the surviving entity to assume in whole or in part anyone or more of the outstanding incentive awards upon such terms and provisions as the board of directors or its designated committee deems desirable; or (4) redeem in whole or in part anyone or more of the outstanding incentive awards, whether or not then exercisable, in consideration of a cash payment as adjusted for withholding obligations. A restructuring generally is any merger of ENGlobal or the direct or indirect transfer of all or substantially all of ENGlobal's assets in one transaction or a series of transactions.

U.S. Tax Consequences

The federal tax rules applicable to the 1998 Incentive Plan under the tax code are summarized below. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides. Stock option grants under the 1998 Incentive Plan may be intended to qualify as incentive stock options under Section 422 of the tax code or may be non-qualified stock options governed by Section 83 of the tax code. Generally, no federal income tax is payable by a participant upon the grant of a stock option, and a deduction is not taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. We will be entitled to a corresponding deduction on our income tax return. A participant will not have any taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock is also governed by Section 83 of the tax code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (it becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

The American Jobs Creation Act of 2004 added Section 409A to the tax code, generally effective January 1, 2005. The IRS has issued proposed regulations that, in part, give employers until the end of 2007 to effect Section 409A implementation in almost all circumstances. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it does not affect our ability to deduct deferred compensation.

Section 409A applies to restricted stock unites, performance units, and performance shares. Grants under such plans will continue to be taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur. If grants under such plans do not allow employees to elect further deferral on vesting or on distribution, under the proposed regulations no negative impact should attach to the grants. However, further guidance from the IRS is expected and could change the way such plans must be governed.

Section 409A does not apply to incentive stock options, non-qualified stock options (that are not discounted), and restricted stock, provided that there is no deferral of income beyond the vesting date.

     Changes in Control.

     If an award under the Plan is accelerated as a result of a change of control, all or a portion of the value of the award at that time may be a parachute payment under Section 280G of the Tax Code. Section 280G applies to "parachute payments" which generally means payments in the nature of compensation made upon a change of control the present value of which equal or exceed three times the recipient's average compensation for the five preceding tax years. If applicable, the Company will not be permitted to claim a deduction, and the recipient will be subject to a 20% excise tax under Section 4999, with respect to the "excess parachute payment" amount. The "excess parachute payment" amount generally is the portion of a parachute payment that exceeds such recipient's average compensation for the preceding five years. The excess parachute payment amount is reduced by the portion of the payment that is shown to be reasonable compensation rendered either before or after the change of control. Section 280G generally applies only to employees or other individuals who perform services for the Company, if within the twelve month period preceding the change of control, the recipient was an officer of the Company, a shareholder owning more than 1% of the stock of the Company or a member of a group consisting of the lesser of the highest paid 1% of the employees of the company or the highest paid 250 employees of the Company.

Benefits to be Received by Directors and Executive Officers
-----------------------------------------------------------

     It is not possible to determine the aggregate number of options to purchase shares of our common stock that will be awarded under the Plan to any particular individuals in the future. During the 2006 fiscal year, options to purchase 255,000 shares in the aggregate were issued to our Executive Officers, and options to acquire 150,000 shares in the aggregate were issued to our Non-employee Directors. In June 2007, Non-employee Directors will each receive options to purchase 50,000 shares, vesting quarterly, for their Board service through June 2008.

Recommendation of the Board
---------------------------

     The board recommends that stockholders vote FOR the approval of the amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000.


                                  OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

     The Company has received no notice of any other items to be submitted for consideration at the meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the meeting. If any further business is properly presented at the meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.


                         STOCKHOLDER PROPOSALS FOR 2008

     The 2008 Annual Meeting of Stockholders is expected to be held in June 2008. The Company must receive by January 1, 2008 any stockholder proposal intended to be presented at the next annual meeting of stockholders for inclusion in the Company's proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Proposals should be delivered to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, Attention: Corporate Secretary, prior to the specified deadline.

     SEC rules and regulations provide that if the date of the Company's 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2008 Annual Meeting. The Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q, upon determination by the Company that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting.


                             ADDITIONAL INFORMATION

     A copy of the Company's 2006 Annual Report is being mailed with this Proxy Statement to each stockholder of record. Stockholders not receiving a copy of the Annual Report may obtain one without charge. The Company's Annual Report on Form 10-K is also accessible through the Company's website at www.englobal.com. Requests and inquiries should be addressed to: Investor Relations, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, (281) 878-1000.


                       APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this Proxy Statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this Proxy Statement to the stockholders of the Company.

                             By Order of the Board of Directors,


                             /s/  Natalie S. Hariston
                             ------------------------
                             Natalie S. Hairston
                             Chief Governance Officer and Corporate Secretary

Houston, Texas
April 30, 2007

                                                                      Appendix A
                                                                      ----------


                      AMENDMENT TO THE ENGLOBAL CORPORATION
                               1998 INCENTIVE PLAN


     ENGlobal Corporation, a Nevada corporation (the "Company"), having reserved the right under Section 11 of the ENGlobal Corporation 1998 Incentive Plan (the "Plan"), to amend the Plan, does hereby amend Section 2 of the Plan, effective as of June 14, 2007, to read in its entirety as follows:

         SECTION 2.        SHARES OF STOCK SUBJECT TO THE PLAN

                  2.1 Maximum Number of Shares. Subject to the provisions of
         Section 2.2 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 3,250,000.


         The Company also does hereby append Section 13 to the Plan, effective as of June 14, 2007, to read in its entirety as follows:

         SECTION 13.       EFFECTIVENESS

                      The 1998 Incentive Plan was approved by stockholders on June 8, 1998, and subsequently amended by stockholders effective December 20, 2001, June 6, 2002, June 5, 2003, June 16, 2005, and June
         14, 2007. The 1998 Incentive Plan was amended and restated by the Board of Directors of the Company effective June 8, 2006.

IN WITNESS WHEREOF, this Amendment has been executed effective as of June 14, 2007.


                                     ENGLOBAL CORPORATION

                                     /s/ William A. Coskey, P.E.
                                     ---------------------------
                                     William A. Coskey, P.E.
                                     Chairman of the Board and
                                     Chief Executive Officer

                                    ENGLOBAL
                                  CORPORATION

                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints William A. Coskey and Robert W. Raiford, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of ENGlobal Corporation, to be held at Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Thursday, June 14, 2006 at 10:00 a.m., local time, or any adjournment thereof.

1.     Election of directors. a.

                    a. William A. Coskey, P.E.    c. Randall B. Hale
                    b. David W. Gent, P.E.        d. David C. Roussel

             |_| FOR          |_| AGAINST                |_| ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKETHE NOMINEE'S NAME.

2. The approval of an amendment to the Company's 1998 Incentive Plan to increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000.

             |_| FOR          |_| AGAINST                |_| ABSTAIN

|_| If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO ENGLOBAL'S BOARD OF DIRECTORS AND FOR THE APPROVAL TO AMEND ENGLOBAL'S ARTICLES OF INCORPORATION.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________                 Date: _______________

____________________________________                 Date: _______________
Signatures of Stockholder(s)



(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)